SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d)
                  OF THE SECURITIES EXCHANGE ACT OF 1934



                              January 22, 2001
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                    (Date of earliest event reported)



                                  MCSi,Inc.
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           (Exact name of registrant as specified in its charter)



      Maryland                     000-21561                    31-1001529
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(State or other jurisdiction (Commission File Number)     (IRS Employer
of incorporation)                                          Identification No.)



4750 Hempstead Station Drive, Dayton, Ohio                            45429
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(Address of principal executive offices)                           (Zip Code)



                                (937) 291-8282
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            (Registrant's telephone number, including area code)



                               Not Applicable
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(Former name, former address and former fiscal year, if changed since last report)




ITEM 5.   OTHER EVENTS
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     On January 22, 2001, MCSi, Inc. announced that it has received a letter from Anthony W. Liberati, the former Chairman of its Board and a current director of its subsidiary, Zengine, Inc., offering to purchase all of the outstanding common stock of MCSi for $22.00 in cash. For additional information, reference is made to the Press Release, dated January 22, 2001, and the letter from Mr. Liberati, which are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
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     (a)  Financial Statements.

          Not Applicable.

     (b)  Pro Forma Financial Information.

          Not Applicable

     (c)  Exhibits:

          99.1      Press Release dated January 22, 2001

          99.2      Letter from Anthony W. Liberati


                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     MCSi, INC.



Date: January 22, 2001               By:  /s/Ira H. Stanley
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                                          Ira H. Stanley
                                          Chief Financial Officer